Exhibit 10.40

SEVENTH AMENDMENT TO GUARANTY AGREEMENT

        This Seventh Amendment to Guaranty Agreement (the “Amendment”) is made as of this 27th day of January, 2003 by and among ASCENT ASSURANCE, INC. (the “Guarantor”), and LASALLE BANK NATIONAL ASSOCIATION (the “Bank”).

W I T N E S S E T H

        WHEREAS, the Guarantor delivered a Guaranty Agreement in favor of the Bank, dated as of June 6, 1997, as amended by that certain First Amendment to Guaranty Agreement, dated as of March 24, 1999, as further amended by that certain Second Amendment to Guaranty Agreement, dated as of July 21, 1999, as further amended by that certain Third Amendment to Guaranty Agreement, dated as of April 17, 2000, as further amended by that certain Fourth Amendment to Guaranty Agreement dated as of August 10, 2000, as further amended by that certain Fifth Amendment to Guaranty Agreement made as of November 30, 2000, to be effective as of September 30, 2000, and as further amended by that certain Sixth Amendment to Guaranty Agreement dated as of April 17, 2001 (collectively, the “Guaranty Agreement”);

        WHEREAS, the Guarantor delivered the Guaranty pursuant to that certain Credit Agreement, dated as of June 6, 1997 between Ascent Funding, Inc. (formerly Westbridge Funding Corporation) and the Bank (the “Credit Agreement”); and

        WHEREAS, the parties hereto desire to further amend the Guaranty, subject to the terms and conditions contained herein.

        NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

        SECTION 1.    DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meaning given to them in the Guaranty.

        SECTION 2.    AMENDMENTS TO GUARANTY AGREEMENT.

2.1 Effective as of December 31, 2002, Schedule 6.8 of the Guaranty Agreement is hereby deleted in its entirety and replaced by inserting the following in its stead:

                   “       Minimum Statutory Surplus Requirements
                                                     (in Million $)

                     ---------------------------    -------------------------------------
                       Insurance Subsidiary         Minimum Statutory Surplus
                                                                  Requirement
                     ---------------------------    -------------------------------------
                                NFL                                    $5.7
                     ---------------------------    -------------------------------------
                               NFIC                                    $1.4
                     ---------------------------    -------------------------------------
                               AICT                                    $1.4
                     ---------------------------    -------------------------------------
                               FLICA                                   $7.0
                     ---------------------------    -------------------------------------
                                                                                                                   "

        SECTION 3.    CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon satisfaction of the following conditions precedent:

3.1 The Bank shall have received copies of this Amendment duly executed by the Guarantor.

3.2 The Bank shall have received copies of the Eighth Amendment to Credit Agreement, duly executed by Ascent Funding, Inc.

3.3 The Bank shall have received such other documents, certificates and assurances as it shall reasonably request, all of which shall have been delivered on or prior to the date hereof.

        SECTION 4.    REAFFIRMATION OF THE GUARANTOR. The Guarantor hereby ratifies and reaffirms that certain Guaranty Agreement and each of the terms and provisions contained therein, including, without limitation, Section 7.2 thereof, and agrees that the Guaranty Agreement continues in full force and effect following the execution and delivery of this Amendment. The Guarantor represents and warrants to the Bank that the Guaranty Agreement was, on the date of the execution and delivery thereof, and continues to be, the valid and binding obligation of the Guarantor enforceable in accordance with its terms and that the Guarantor has no claims or defenses to the enforcement of the rights and remedies of the Bank under the Guaranty Agreement.

        SECTION 5.    COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

ASCENT ASSURANCE, INC.
By: /Patrick J. Mitchell/
Name: Patrick J. Mitchell
Title: CEO

LASALLE BANK NATIONAL ASSOCIATION
By: /Bradley Kronland/
Name: Bradley Kronland
Title: Assistant Vice President

ACKNOWLEDGMENT AND AGREEMENT OF BORROWER

        The undersigned, ASCENT FUNDING, INC. hereby represents and warrants to the Bank that (i) the warranties set forth in Article 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such warranties relate to a specific date, or (b) changes thereto are a result of transactions for which the Bank has granted its consent; (ii) the Borrower is on the date hereof in compliance with all the terms and provisions set forth in the Credit Agreement; and (iii) upon execution hereof no Event of Default has occurred and is continuing or has not previously or simultaneously with the execution hereof been waived.

        IN WITNESS WHEREOF, this Acknowledgment and Agreement of Borrower has been duly authorized as of this 27th day of January, 2003.

ASCENT ASSURANCE, INC.
By: /Patrick J. Mitchell/
Name: Patrick J. Mitchell
Title: President